SUBSIDIARIES OF REGISTRANT	Exhibit 21


	Percentage of Voting
	  Securities Owned
	    by Registrant

Canadian-Montana Gas Company Limited
	An Alberta Corporation	100

Canadian-Montana Pipe Line Company
	An Alberta Corporation	100

Glacier Gas Company
	A Montana Corporation	100

Colstrip Community Services Company
	A Montana Corporation	100

Montana Energy Services Company
	A Montana Corporation	100

Montana Power Capital 1
	A Delaware Corporation	100

Continental Energy Services, Inc.
	A Montana Corporation	100

	EMPECO, Inc.
		A Montana Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100

	EMPECO II, Inc.
		A Montana Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100

	EMPECO III, Inc.
		A Montana Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100

	EMPECO IV, Inc.
		A Montana Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100

	EMPECO V, Inc.
		A Montana Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100

	EMPECO VI - TE, Inc.
	  A Montana Corporation
	  (A wholly-owned subsidiary of Continental
	   Energy Services, Inc.)	100

	EMPECO VII - TX3, Inc.
	  A Montana Corporation
	  (A wholly-owned subsidiary of Continental
	   Energy Services, Inc.)	100

	Montana Energy Inc.
		A Montana Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100


	CES International, Inc.
		A Cayman Islands Corporation
		(A wholly-owned subsidiary of Continental
		  Energy Services, Inc.)	100

		Barge Energy, LLC
		 A Cayman Islands Limited Life Corporation
		 (A wholly-owned subsidiary of CES International,
		  Inc., except 1% held by EMPECO VI - TE, Inc.)	100

	 PAK Energy, LLC
		 A Cayman Islands Limited Life Corporation
		 (A wholly-owned subsidiary of CES International,
		  Inc., except 1% held by Montana Energy, Inc.)	100


	North American Energy Services Company
		A Washington Corporation
		(A 50%-owned subsidiary of Continental
		  Energy Services, Inc.)	 50

		North American Contract Employee Services
			A Washington Corporation
			(A wholly-owned subsidiary of North
			  American Energy Services Company)	 50

	ECI Energy, Ltd.
		Investment in English Partnership in a
		  Gas-fired Cogeneration Project
		(A 47.5% owned subsidiary of Continental
		  Energy Services, Inc.)	 50

Entech, Inc.
	A Montana Corporation	100

	Western Energy Company
		A Montana Corporation	100

	Western Syncoal Company
		A Montana Corporation
		(A wholly-owned subsidiary of Western
		  Energy Company)	100

	Montana Participacoes, Ltda.
		A Brazilian Corporation	100

		Financiera Ulken Sociedad Anonima (SA)
			A Uruguayan Corporation
			(A wholly-owned subsidiary of Montana
			  Mineracao Participacoes, Ltda.)	100

	Northwestern Resources Co.
		A Montana Corporation	100

	Altana Exploration Company
		A Montana Corporation	100

	Entech Altamont, Inc.
		A Montana Corporation	100

	Roan Resources, Ltd.
		An Alberta Corporation	100

	North American Resources Company
		A Montana Corporation	100

	Tetragenics Company
		A Montana Corporation	100

	Touch America, Inc.
		A Montana Corporation	100

	MP Energy, Inc.
		A Montana Corporation	100

	Basin Resources, Inc.
		A Colorado Corporation	100

	Horizon Coal Services, Inc.
		A Montana Corporation	100

	North Central Energy Company
		A Colorado Corporation	100

	Trinidad Railway, Inc.
		A Montana Corporation	100

	Entech Gas Ventures, Inc.
		A Montana Corporation	100


	Syncoal, Inc.
		A Montana Corporation		100

Note:	The above listed companies are included in the Consolidated Financial
Statements of the registrant.








SUBSIDIARIES OF REGISTRANT	Exhibit 21

	Percentage of Voting
	  Securities Owned
	    by Registrant